Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	9/30/2021	6/30/2021	9/30/2020
Assets
Loans	$98,609	$100,730	$103,081
Loans held for sale	1,805	1,537	1,724
Securities available for sale	40,594	34,638	26,895
Held-to-maturity securities	8,423	6,175	8,384
Trading account assets	902	851	733
Short-term investments	19,608	20,460	14,148
Other investments	607	635	620
Total earning assets	170,548	165,026	155,585
Allowance for loan and lease losses	(1,084)	(1,220)	(1,730)
Cash and due from banks	763	792	956
Premises and equipment	678	785	765
Goodwill	2,673	2,673	2,664
Other intangible assets	144	159	203
Corporate-owned life insurance	4,312	4,304	4,274
Accrued income and other assets	8,404	7,966	7,084
Discontinued assets	597	630	739
Total assets	$187,035	$181,115	$170,540

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$87,242	$85,242	$80,791
Savings deposits	7,259	6,993	5,585
Certificates of deposit ($100,000 or more)	1,890	2,064	3,345
Other time deposits	2,315	2,493	3,450
Total interest-bearing deposits	98,706	96,792	93,171
Noninterest-bearing deposits	53,225	49,280	43,575
Total deposits	151,931	146,072	136,746
Federal funds purchased and securities sold under repurchase agreements	228	211	213
Bank notes and other short-term borrowings	767	723	818
Accrued expense and other liabilities	3,434	2,957	2,356
Long-term debt	13,165	13,211	12,685
Total liabilities	169,525	163,174	152,818

Equity
Preferred stock	1,900	1,900	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,141	6,232	6,263
Retained earnings	14,133	13,689	12,375
Treasury stock, at cost	(5,876)	(5,287)	(4,940)
Accumulated other comprehensive income (loss)	(45)	150	867
Key shareholders’ equity	17,510	17,941	17,722
Noncontrolling interests	—	—	—
Total equity	17,510	17,941	17,722
Total liabilities and equity	$187,035	$181,115	$170,540

Common shares outstanding (000)	930,544	960,276	976,205

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Nine months ended
	9/30/2021	6/30/2021	9/30/2020	9/30/2021	9/30/2020
Interest income
Loans	$882	$888	$927	$2,659	$2,933
Loans held for sale	13	11	18	35	58
Securities available for sale	135	133	115	398	365
Held-to-maturity securities	43	45	53	133	171
Trading account assets	4	5	3	14	16
Short-term investments	9	6	1	20	14
Other investments	1	2	2	5	3
Total interest income	1,087	1,090	1,119	3,264	3,560
Interest expense
Deposits	15	16	54	52	319
Federal funds purchased and securities sold under repurchase agreements	—	—	—	—	6
Bank notes and other short-term borrowings	2	3	1	6	11
Long-term debt	54	54	64	168	225
Total interest expense	71	73	119	226	561
Net interest income	1,016	1,017	1,000	3,038	2,999
Provision for credit losses	(107)	(222)	160	(422)	1,001
Net interest income after provision for credit losses	1,123	1,239	840	3,460	1,998
Noninterest income
Trust and investment services income	129	133	128	395	384
Investment banking and debt placement fees	235	217	146	614	418
Service charges on deposit accounts	91	83	77	247	229
Operating lease income and other leasing gains	37	36	38	111	128
Corporate services income	69	55	51	188	165
Cards and payments income	111	113	114	329	271
Corporate-owned life insurance income	33	30	30	94	101
Consumer mortgage income	33	26	51	106	133
Commercial mortgage servicing fees	34	44	18	112	48
Other income	25	13	28	89	(27)
Total noninterest income	797	750	681	2,285	1,850
Noninterest expense
Personnel	640	623	588	1,887	1,675
Net occupancy	74	75	76	225	223
Computer processing	67	71	59	211	170
Business services and professional fees	56	51	49	157	142
Equipment	25	25	25	75	74
Operating lease expense	30	31	33	95	103
Marketing	32	31	22	89	67
Intangible asset amortization	15	14	15	44	50
Other expense	173	155	170	476	477
Total noninterest expense	1,112	1,076	1,037	3,259	2,981
Income (loss) from continuing operations before income taxes	808	913	484	2,486	867
Income taxes	165	189	60	501	113
Income (loss) from continuing operations	643	724	424	1,985	754
Income (loss) from discontinued operations, net of taxes	2	5	4	11	7
Net income (loss)	645	729	428	1,996	761
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$645	$729	$428	$1,996	$761

Income (loss) from continuing operations attributable to Key common shareholders	$616	$698	$397	$1,905	$674
Net income (loss) attributable to Key common shareholders	618	703	401	1,916	681
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.65	$.73	$.41	$1.99	$.7
Income (loss) from discontinued operations, net of taxes	—	—	—	.01	.01
Net income (loss) attributable to Key common shareholders (a)	.66	.73	.41	2.7
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.65	$.72	$.41	$1.98	$.69
Income (loss) from discontinued operations, net of taxes	—	—	—	.01	.01
Net income (loss) attributable to Key common shareholders (a)	.65	.73	$.41	1.99	.70

Cash dividends declared per common share	$.185	$.185	$.185	$.555	$.555

Weighted-average common shares outstanding (000)	942,446	957,423	967,804	955,069	967,632
Effect of common share options and other stock awards	10,077	9,740	6,184	9,712	6,648
Weighted-average common shares and potential common shares outstanding (000) (b)	952,523	967,163	973,988	964,781	974,280

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.